                                                                   Exhibit 99(a)

                       KEYCORP STUDENT LOAN TRUST 2002-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

               DISTRIBUTION DATE:       MAY 27, 2004
                                        ---------------------------------------

(i)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1    Notes:          $4,904,135.02
            ( $0.00005995275           per $1,000 original principal amount of Class I-A-1 Notes)      --------------------------
              -------------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2    Notes:          $0.00
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)     --------------------------
              -------------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B    Notes:            $0.00
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)        --------------------------
              -------------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1   Notes:          $15,875,868.61
            ( $0.00011847663           per $1,000 original principal amount of Class II-A-1 Notes)     --------------------------
              -------------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2    Notes:         $0.00
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)     --------------------------
              -------------------------

(vi)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1    Notes:           $62,934.23
            ( $0.00000076937           per $1,000 original principal amount of Class I-A-1 Notes)      --------------------------
              -------------------------

(vii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2   Notes:            $599,325.00
            ( $0.00000327500           per $1,000 original principal amount of Class I-A-2 Notes)      --------------------------
              -------------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the CLASS I-B    Notes:             $37,310.00
            ( $0.00000455000           per $1,000 original principal amount of Class I-B Notes)        --------------------------
              -------------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1   Notes:           $172,479.16
            ( $0.00000128716           per $1,000 original principal amount of Class II-A-1 Notes)     --------------------------
              -------------------------

(x)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2    Notes:          $2,105,200.00
            ( $0.00000380000           per $1,000 original principal amount of Class II-A-2 Notes)     --------------------------
              -------------------------

(xi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1)Distributed to Class I-A-1 Noteholders:                           $0.00
            ( $0.00000000000           per $1,000 original principal amount     ----------------
             ------------------------- of Class I-A-1 Notes)
           (2)Distributed to Class I-A-2 Noteholders:                           $0.00
            ( $0.00000000000           per $1,000 original principal amount     ----------------
             ------------------------- of Class I-A-2 Notes)
           (3)Distributed to Class I-B Noteholders:                             $0.00
            ( $0.00000000000           per $1,000 original principal amount     ----------------
             ------------------------- of Class I-B Notes)
           (4)Distributed to Class II-A-1 Noteholders:                          $0.00
            ( $0.00000000000           per $1,000 original principal amount     ----------------
             ------------------------- of Class II-A-1 Notes)
           (5)Distributed to Class II-A-2 Noteholders:                          $0.00
            ( $0.00000000000           per $1,000 original principal amount     ----------------
             ------------------------  of Class II-A-2 Notes)
           (6)Balance on Class I-A-1 Notes:                                     $0.00
            ( $0.00000000000           per $1,000 original principal amount     ----------------
             ------------------------  of Class I-A-1 Notes)









                                Page 5 of 8 pages

           (7)Balance on Class I-A-2 Notes:      $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
             --------------------------
           (8)Balance on Class I-B Notes:        $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
             --------------------------
           (9)Balance on Class II-A-1 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
             --------------------------
          (10)Balance on Class II-A-2 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
             --------------------------

(xii)   (X)   Payments made under the Group I Cap Agreement on such date:
            ( $0.00                    with respect to the Class I-A-1 Notes,
             --------------------------
              $0.00                    with respect to Class I-A-2 Notes, and
             --------------------------
              $0.00                    with respect to Class I-B Notes), and
             --------------------------
        (Y)   payments made under the Group II Cap Agreement on such date:
            ( $0.00                    with respect to Class II-A-1 Notes and
             --------------------------
              $0.00                    with respect to the Class II-A-2 Notes); and
             --------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                    with respect to the Group I Cap Agreement and
             --------------------------
              $0.00                    with respect to the Group II Cap Agreement.
             --------------------------

(xiii)  (X)   GROUP I POOL BALANCE at the end of the related Collection Period:                      $207,629,501.78           and
                                                                                                     ------------------------
        (Y)   GROUP II POOL BALANCE at the end of the related Collection Period:                     $593,317,462.77
                                                                                                     ------------------------

(xiv)   After giving effect to distributions on this Distribution Date:
        (a)     (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1   Notes:                              $16,429,501.78
                                                                                                     ------------------------
                (2)Pool Factor for the Class I-A-1 Notes:                                0.200849700
                                                                                         --------------------------
        (b)     (1)outstanding principal amount of CLASS I-A-2   Notes:                              $183,000,000.00
                                                                                                     ------------------------
                (2)Pool Factor for the Class I-A-2 Notes:                                1.000000000
                                                                                         --------------------------
        (c)     (1)outstanding principal amount of CLASS I-B   Notes:                                $8,200,000.00
                                                                                                     ------------------------
                (2)Pool Factor for the Class I-B Notes:                                  1.000000000
                                                                                         --------------------------
        (d)     (1)outstanding principal amount of CLASS II-A-1   Notes:                             $39,317,462.77
                                                                                                     ------------------------
                (2)Pool Factor for the Class II-A-1 Notes:                               0.293413900
                                                                                         --------------------------
        (e)     (1)outstanding principal amount of CLASS II-A-2   Notes:                             $554,000,000.00
                                                                                                     ------------------------
                (2)Pool Factor for the Class II-A-2 Notes:                               1.000000000
                                                                                         --------------------------

(xv)    NOTE INTEREST RATE for the Notes:
        (a)   In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                       1.12000%
                                                                                                                       -----------
                (2)the Student Loan Rate was     for Group I:                     5.77540%     and Group II:   3.42152%
                                                                                  --------                     -----------



















                                Page 6 of 8 pages


        (b)   Note Interest Rate for the CLASS I-A-1   Notes:           1.18000%        based on       Index-based Rate
                                                                        ---------------                -------------------------
        (c)   Note Interest Rate for the CLASS I-A-2   Notes:           1.31000%        based on       Index-based Rate
                                                                        ---------------                -------------------------
        (d)   Note Interest Rate for the CLASS I-B   Notes:             1.82000%        based on       Index-based Rate
                                                                        ---------------                -------------------------
        (e)   Note Interest Rate for the CLASS II-A-1   Notes:          1.25000%        based on       Index-based Rate
                                                                        ---------------                -------------------------
        (f)   Note Interest Rate for the CLASS II-A-2   Notes:          1.52000%        based on       Index-based Rate
                                                                        ---------------                -------------------------

(xvi)   Amount of MASTER SERVICING FEE for related Collection Period:
              $261,267.82              with respect to the GROUP I Student Loans and
              -------------------------
              $747,295.31              with respect to the GROUP II Student Loans
              -------------------------
            ( $0.00000319398           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000142769           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00003186193           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00000557683           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000134891           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xvii)  Amount of ADMINISTRATION FEE for related Collection Period:
              $777.69                  with respect to the GROUP I Notes and
              -------------------------
              $2,222.31                with respect to the GROUP II Notes
              -------------------------
            ( $0.00000000951           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000000425           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00000009484           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00000001658           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000000401           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xviii) (a)   Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
              $0.00                    with respect to the GROUP I Student Loans
              -------------------------
              $2,093,193.38            with respect to the GROUP II Student Loans
              -------------------------
        (b)   Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:

                   with respect to the GROUP I Student Loans


                                                                        # of
                                                                        Loans                     $ Amount
              30-60 Days Delinquent                                       80                     $2,007,568
              61-90 Days Delinquent                                       62                     $1,159,758
              91-120 Days Delinquent                                      53                     $1,183,625
              More than 120 Days Delinquent                              135                     $2,305,830
              Claims Filed Awaiting Payment                               13                     $148,223

                   and with respect to the GROUP II Student Loans.


                                                                        # of
                                                                        Loans                     $ Amount
              30-60 Days Delinquent                                    1,122                     $11,635,989
              61-90 Days Delinquent                                      758                     $8,125,070
              91-120 Days Delinquent                                     410                     $4,670,137
              More than 120 Days Delinquent                              218                     $2,416,145
              Claims Filed Awaiting Payment                              119                     $1,715,538













                                Page 7 of 8 pages

(xix)   Amount in the GROUP I PRE-FUNDING Account:                           $0.00
                                                                             -------------------------
        Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $0.00
                                                                             -------------------------
        Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group I Other Student Loan Pre-Funding Sub-Account:           $0.00
                                                                             -------------------------

(xx)    Amount in the GROUP II PRE-FUNDING Account:                          $0.00
                                                                             -------------------------
        Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $1,209.77
                                                                             -------------------------
        Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:          $0.00
                                                                             -------------------------

(xxi)   Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                $184,788.64
                                                                                                              --------------------

(xxii)  Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
        Policy:    $0.00
                   --------------------

(xxiii) Amount paid to the Securities Insurer in reimbursement of all Insured
        Payments made pursuant to the Group II Notes Guaranty Insurance Policy    $0.00
                                                                              --------------------

(xxiv)  (A) with respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:             $31,253.41     ;
                                                                                                              ---------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:           $0.00          ;
                                                                                                              ---------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                 $0.00          ;
                                                                                                      ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                 $0.00          ;
                                                                                                      ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00               ; and
              --------------------
        (B) with respect to the GROUP II INTEREST RATE SWAP:

           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:             $57,509.94     ;
                                                                                                              ---------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:           $0.00          ;
                                                                                                              ---------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                 $0.00          ;
                                                                                                      ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                 $0.00          ;
                                                                                                      ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00
              --------------------

(xxv)   the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                       $0.00          ;
                                                                                                              ---------------
        the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                       $0.00          ;
                                                                                                              ---------------
        Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                     $0.00          ;
                                                                                                      ---------------
        Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                   $0.00          ; and
                                                                                                      ---------------
        Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                  $0.00          .
                                                                                                      ---------------











                                Page 8 of 8 pages